Trade and other receivables (Details 1) - INR (₨) ₨ in Thousands		Mar. 31, 2019	Mar. 31, 2018	Mar. 31, 2017
Trade receivables from related parties		₨ 0	₨ 0
Other trade receivables		10,276,431	9,029,796
Current trade receivables		10,276,431	9,029,796
Less: Allowance for doubtful receivables		(272,471)	(209,217)	₨ (234,190)
Balance at the end of the year	[1]	₨ 10,003,960	₨ 8,820,579

[1]	Trade receivables as of March 31, 2019 and March 31, 2018 are stated net of allowance for doubtful receivables. The Group maintains an allowance for doubtful receivables based on expected credit loss model. Trade receivables are not collateralized except to the extent of refundable deposits received from cybercafé franchisees and from cable television operators. The Group’s exposure to credit and currency risks and impairment losses related to trade and other receivables, excluding construction work in progress is disclosed in note 36.